EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer Quest for Value Funds (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended 04/30/2007 (the "Form N-CSR") fully complies with the requirements of
    Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.


Principal Executive Officer                    Principal Financial Officer

Oppenheimer Quest for Value Funds              Oppenheimer Quest for Value Funds



/s/ John V. Murphy                             /s/ Brian W. Wixted
---------------------------------              ---------------------------------
John V. Murphy                                 Brian W. Wixted

Date: 06/12/2007                               Date: 06/12/2007